Stein Roe Bond Funds

Semiannual Report
Dec. 31, 1998

Photo of: various bonds

Stein Roe Fixed Income Funds

Taxable Bond Funds

           Intermediate Bond Fund
           Income Fund
           High Yield Fund


LOGO: Stein Roe Mutual Funds
Sensible Risks. Intelligent Investments.(sm)

Stein Roe Fixed Income Funds

Taxable Bond Funds

           Intermediate Bond Fund
           Income Fund
           High Yield Fund
Contents

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From the President................................................   1

   Tom Butch's thoughts on the markets and investing


Fund Performance..................................................   3

   How the Stein Roe bond funds have done over time


Questions &Answers

   Interviews with the portfolio managers and a summary
   of investment activity over the past six months
   Intermediate Bond Fund.........................................   6
   Income Fund....................................................   9
   High Yield Fund................................................   11


Portfolios of Investments.........................................   16

   A complete list of investments with market values


Financial Statements..............................................   30

   Statements of assets and liabilities, operations and changes in net assets


Notes to Financial Statements.....................................   40


Financial Highlights..............................................   45

   Selected per-share data


General Information...............................................   51

   A guide to Stein Roe services

From the President
--------------------------------------------------------------------------------

Photo of: Thomas W. Butch

To Our Shareholders
The second half of calendar year 1998 was a challenging period for corporate bonds, the predominant securities in each of Stein Roe's three taxable bond funds -- Stein Roe Intermediate Bond Fund, Stein Roe Income Fund, and Stein Roe High Yield Fund.
   Since my last report to you, taxable fixed-income securities have provided mixed results. High yield bonds faced high levels of price volatility. Preserving capital has been difficult, especially for bonds tied to overseas businesses.
   The returns of Stein Roe's three taxable bond funds for the six-month and longer-term periods ended Dec. 31, 1998, are shown on page 3.
   On the pages that follow, each Fund's portfolio manager presents an overview of events since June that affected the corporate and Treasury bond markets. They also explain how they have positioned each Fund for the balance of fiscal 1999.

Credit, Refinancing Concerns Rose
   For high yield, higher-risk bonds which make up most of Stein Roe High Yield Fund and also are included in the portfolios of Stein Roe Income Fund and Stein Roe Intermediate Bond Fund, this past summer was an unusually difficult time. August was the worst month for high yield bond performance in 12 years, as measured by the unmanaged Merrill Lynch High-Yield Master II Index. Prices of lower-rated bonds declined sharply amid concerns about the effects of global recession and political instability on corporate profits. Investment-grade corporate bonds were also weak.
   The picture for Treasury bonds was considerably brighter. This past autumn the Federal Reserve Board reduced short-term interest rates by 0.75% to 4.75% to maintain domestic economic growth in the wake of continued turmoil in Japan and emerging markets such as Brazil. This easing of short-term rates led to declines in long-term interest rates, and higher Treasury bond prices. Thirty-year U.S. Treasury bond yields, which move in the opposite direction of price, reached a low of 4.71% on October 5 and ended calendar 1998 at 5.09%. Investors flocked to the safety of U.S. government debt as global credit concerns mounted and equity markets weakened.
   While high-quality corporate bonds performed better than high yield corporate bonds, the difference in yield, or "spreads", between higher-rated corporate bonds and Treasuries, grew to the widest level in 10 years.* Spreads between Treasuries and mortgage-backed securities rose to their widest level since 1986* as investors worried that many homeowners would take advantage of lower interest rates to refinance their mortgages.

*Source: Bloomberg Business News.

(This phenomenon, known as prepayment risk, can negatively affect the performance of mortgage securities.)
   Investor demand for investment-grade bonds rebounded toward the end of the year as the U.S. stock market recovered from a 19.5% summer correction.
 A Positive Economic Climate
The widening of yields between high-quality and higher-risk securities may create the opportunity for renewed investor interest in higher- risk corporate bonds and mortgage-backed securities. Continued sales and cash flow growth has helped many companies meet their obligations and maintain their credit ratings. Consumer inflation is negligible. Current high yield bond default rates (about 3%) are still well below their historical averages, according to Merrill Lynch.
   As of Dec. 31, 1998, the difference in yield between investment-grade corporate debt and 10-year Treasuries was about 1.6 percentage points, two-thirds greater than a year earlier.** For lower-rated, higher-risk bonds, the potential income advantage was as much as 6 percentage points, double a year earlier.** This extra income can compensate investors for the additional credit risks associated with high yield corporate debt. Corporate Bonds and Your Portfolio Since America's economy appears healthy, we believe a corporate bond fund currently can offer investors three distinct advantages:

o Higher income potential than comparable maturity U.S. government securities; and

o A diversification opportunity for investors whose asset mix may have substantially shifted toward equities in recent years; and,

o Greater diversification than owning individual corporate bonds.

   We urge you to review the role your bond fund plays in your portfolio and, if appropriate, consider increasing your financial commitment to this asset class. History has shown that interest income has been the overwhelming component of total return from fixed-income securities, and we believe the superior income characteristics of corporate securities may reward patient mutual fund shareholders.
   On behalf of Stein Roe, I want to personally thank you for your continued confidence in our organization, which this year marks its 50th anniversary of serving mutual fund investors.

   Sincerely,


   Thomas W. Butch
   President
   January 11, 1999

   **Source: Merrill Lynch & Co., Inc.

Fund Performance
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Among the ways to evaluate a fund's historical performance is to look at the cumulative return percentage, the average annual total return percentage or the growth of a hypothetical $10,000 investment. Below we compare the returns of each of the Stein Roe bond funds with each fund's unmanaged benchmark and its peer group.
   Each performance figure includes changes in a fund's share price, reinvestment of dividends (net investment income) and capital gains, if any (the taxable profits a fund earns when it sells bonds that have grown in value).

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              Cumulative Six-Month and Average Annual Total Returns
                         Periods Ended December 31, 1998

                                       6 MONTHS   1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Stein Roe Intermediate Bond Fund        2.32%      6.42%      6.72%     8.49%
Lehman Bothers Intermediate
Government/Corporate Bond Index        4.80%      8.44%      6.60%      8.52%
Lipper Investment Grade
Debt Fund Average                      3.52%      7.21%      6.35%      8.28%
Number of Funds in Peer Group           249        234        165        25

Stein Roe Income Fund                  0.61%      4.00%      6.59%      8.53%
Lehman Bothers Intermediate
Corporate Bond Index                   4.42%      8.29%      7.16%      9.19%
Lipper Corporate BBB Rated
Debt Fund Average                      2.52%      6.25%      6.98%      9.16%
Number of Funds in Peer Group           123         99         39        19

                                                                        LIFE
                                                 6 MONTHS   1 YEAR     OF FUND
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Stein Roe High Yield Fund                         -2.11%     4.32%     10.50%
Merrill Lynch High-Yield Master II Index          -1.55%     3.66%      8.87%
Lipper High Current Yield Fund Average            -4.73%     -0.44%    6.77%
Number of Funds in Peer Group                      286        246       171
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Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. An expense limitation of 1.00% is currently in effect for High Yield Fund, which began operating on Nov. 1, 1996. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Source of Lipper data:
Lipper, Inc., a monitor of mutual fund performance.

Investment Comparisons
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Comparison of change in value of a $10,000 investment for the years ended
Dec. 31.

Intermediate Bond Fund
Line Chart:
                     Intermediate Bond Fund        Lehman Brothers Intermediate/
                                                   Corporate Bond Index
                     10000                         10000
12/31/89             11260                         11022
12/31/90             12058                         11884
12/31/91             13879                         13134
12/31/92             14946                         14864
12/31/93             16317                         16423
12/31/94             15901                         16382
12/31/95             18579                         18081
12/31/96             19418                         18987
12/31/97             21222                         20357
12/31/98             22586                         22096

Income Fund
Line Chart:
                     Income Fund                   Lehman Brothers Intermediate
                                                   Corporate Bond Index
                     10000                         10000
12/31/89             11097                         11069
12/31/90             11375                         11976
12/31/91             12437                         13228
12/31/92             14332                         15134
12/31/93             16431                         16989
12/31/94             16318                         16893
12/31/95             18405                         19070
12/31/96             19461                         20088
12/31/97             21464                         21721
12/31/98             22664                         23687
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. These graphs compare the performance of the Stein Roe funds to the Lehman Brothers Intermediate Government/Corporate Bond Index and the Lehman Brothers Intermediate Corporate Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Each illustration assumes a $10,000 investment on Dec. 31, 1988.

Investment Comparisons
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Comparison of change in value of a $10,000 investment since inception.

High Yield Fund
Line Chart:
                        High Yield Fund          Merrill Lynch High Yield
                                                 Master II Index
                        10000                    10000
12/31/96                10271                    10077
3/31/97                 10423                    10160
6/30/97                 11088                    10642
9/30/97                 11656                    11059
12/31/97                11899                    11344
3/31/98                 12649                    11660
6/30/98                 12683                    11854
9/30/98                 11874                    11430
12/31/98                12413                    11785


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Intermediate Bond Fund

Marking 20 Years of Attractive Income Potential
Annual Income from a $100,000 Investment
Years ended Dec. 31, 1979 through Dec. 31, 1998


Intermediate Bond Fund
Total Income = $457,435

Bar Chart:
12/79     9684
12/80    11409
12/81    14157
12/82    15552
12/83    15563
12/84    14736
12/85    17994
12/86    18882
12/87    22512
12/88    21191
12/89    23887
12/90    25834
12/91    26467
12/92    28742
12/93    26730
12/94    26816
12/95    30728
12/96    33982
12/97    34965
12/98    37595

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return and income performance includes changes in share price and reinvestment of income and capital gains distributions. The Merrill Lynch High Yield Master II Index is an unmanaged group of high yield bonds that differs from the composition of the Fund; it is not available for direct investment. The Intermediate Bond Fund illustration shows the amount of distributions for each 12-month period ended Dec. 31. It assumes an initial investment of $100,000 on Dec. 5, 1978, and continuous reinvestment of dividends and capital gains.

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Mike Kennedy, Portfolio Manager of Stein Roe Intermediate Bond Fund and SR&F Intermediate Bond Portfolio

Photo of: Mike Kennedy

   Fund Data
   Investment Objective:
   Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

   Fund Inception:
   Dec. 5, 1978

   Total Net Assets:
   $455.5 million


Q: How did the Fund perform for the first half of fiscal 1999?
A: Intermediate Bond Fund returned 2.32% for the six-month period ended
Dec. 31, 1998. The Fund underperformed the 3.52% average return of funds in the Lipper investment grade debt fund category. At Dec. 31, 1998, the Fund's 30-day SEC yield was 6.18%.

Q: How did corporate bonds behave between June and December compared to other types of fixed-income investments?
A: This past summer was difficult for corporate bonds. Global financial problems, including Russia's default on its debt and sluggish earnings in some sectors, caused investors to avoid anything but high quality Treasury bonds. The corporate bond market became less liquid and corporate bond prices declined sharply, especially for medium-grade securities.
   The difference in performance of Treasury bonds and corporate bonds was the most significant we've seen in years. For example, a 10-year Ford Motor Company bond under-performed U.S. Treasury bonds by between two and three percentage points in the third quarter of calendar year 1998, a large difference considering that the auto maker has an A credit rating from Standard & Poor's.
   This past October the trend reversed. Prices of the higher quality corporate bonds bounced back as the Federal Reserve's decision to reduce interest rates by 75 basis points (0.75%) generated renewed investor confidence in the U.S. economy. Lower-quality, non-investment grade bonds still lagged. The Fund's strong positioning in corporate bonds helped it perform well between October and December.

Q: How have you adjusted the portfolio's allocation among corporate, mortgage and Treasury bonds since June?
A: Compared with the Fund's peers and its benchmark, we maintained an overweight position in corporate bonds and an underweight position in Treasuries between June and December. Although this hurt the Fund's results when Treasury prices surged this past summer in the wake of a global stock market correction, our positioning enhanced both income and total return as investor demand for corporate bonds increased in the fourth quarter.
   Compared with June, we now have an increased weighting in mortgage securities. Prices of commercial mortgages, which generally do not have the same refinancing risks as residential mortgages, fell sharply when certain hedge funds were forced to sell a large amount of bonds to raise cash to pay off creditors. Their selling of commercial mortgage-backed securities rated AAA created a supply/demand imbalance. The Fund capitalized on this development and added mortgages to the portfolio at what we saw as discount prices.

--------------------------------------------------------------------------------
       The difference in performance of Treasury bonds and corporate bonds was the most significant we've seen in years.
--------------------------------------------------------------------------------

Q: Did the Fund maintain any emerging markets exposure during the period?
A: We held about 4% of the Fund's assets in emerging market debt -- balanced between large Asian companies and Latin American structured bonds with strong assets. An example of a Latin American structured bond is PDVSA (0.5 % of net assets), a Venezuelan oil company. The company puts a certain amount of oil into a Trust and when the oil is sold, the Trust pays off the bondholders. These bonds offer investors a more reliable cash flow for debt payments than bonds issued directly by the company. Because these bonds are secured by oil, they are rated single-A by Standard & Poor's -- significantly higher than the corporate rating of PDVSA. However, this past summer, with oil prices in decline and the Venezuelan economy in recession, these bonds did not do well and negatively affected the Fund's performance. However, we believe these types of bonds still offer the Fund favorable income and total return potential.

Q: What's your outlook for fixed-income markets in calendar year 1999?
A: We continue to maintain a stronger-than-average position in corporate bonds and favor mortgage bonds over Treasuries. We believe these bonds have the potential to do well for the balance of fiscal 1999, given our outlook for continued economic growth and stable interest rates.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are disclosed as a percentage of the SR&F Intermediate Bond Portfolio's total net assets. Portfolio holdings are as of 12/31/98 and are subject to change. Investing in high yield bonds involves greater credit risk than investing in higher-quality bonds.

Fund Highlights
--------------------------------------------------------------------------------
                        SR&F Intermediate Bond Portfolio

                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              DEC. 31, 1998      JUNE 30, 1998
--------------------------------------------------------------------------------
Corporate Bonds                                    72.2%               69.7%
Mortgage-Backed Securities                         16.8                13.3
Asset-Backed Securities                             3.2                 3.3
Foreign Sovereign                                   3.2                 4.4
U.S. Treasury Securities                            1.7                 4.6
Cash and Equivalents                                2.9                 4.7
--------------------------------------------------------------------------------
Total                                             100.0%              100.0%
================================================================================

                                  Average Life
Pie Charts:
                                    As of Dec. 31, 1998     As of June 30, 1998
Greater than 20 years                3.1%                    5.6%
10-20 Years                          7.5%                    3.8%
5-10 Years                          51.3%                   50.2%
1-5 Years                           35.4%                   34.4%
Less than 1 Year                     2.7%                    6.0%

--------------------------------------------------------------------------------
                                Portfolio Quality
Pie Charts:
                                   As of Dec. 31, 1998      As of June 30, 1998
Treasury/AAA/Agency                20.4%                    23.7%
AA                                 12.1%                    9.1%
A                                  28.0%                    30.9%
BBB                                24.7%                    23.7%
BB and Below/Not Rated             14.8%                    12.6%

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Steve Lockman, Portfolio Manager of Stein Roe Income Fund and of SR&F Income Portfolio

Photo of: Steve Lockman

   Fund Data
   Investment Objective:
   Seeks high current income by investing principally in medium-quality debt securities. The Fund also may invest in higher-quality securities and, to a lesser extent, lower-quality securities which may involve greater credit and other risks.

   Fund Inception:
   March 5, 1986

   Total Net Assets:
   $363.0 million


Q: How did the Fund perform?

A: For the six-month period ended Dec. 31, 1998, Income Fund provided a positive return of 0.61%. This was less than the average income fund, which returned 2.52%, according to Lipper, Inc. As of Dec. 31, 1998, the Fund's 30-day SEC yield was 6.74%.

Q: What affected the Fund's results?

A: Compared to the Fund's peer group, we invested in shorter duration and in lower-quality bonds, during a period in which longer duration and higher-quality holdings provided higher returns. Our strategy is to shift the Fund's assets into credit-quality sectors where we foresee the greatest performance potential. We did not believe making interest rate-movement bets in longer-duration securities was prudent. Rather, we think it is a better long-term strategy to invest the Fund's assets in the sectors we believe will provide the greatest income. Because of this, the Fund was invested more heavily than its peers* in mid- and lower-quality bonds (*Source: Morningstar).

Global economic and market turmoil reduced demand for medium-quality bonds and prices in that area faltered. This past summer investors attempted to minimize credit risk by focusing on bonds rated AAA, the highest quality available.

Q: What happened in the high yield market?

A: During the first half of the six-month period ended Dec. 31, 1998, the high yield market suffered from a lack of liquidity. Russia's default on its debt, low commodity prices, a potential currency devaluation in Brazil and Asia's recession generated fears about the ability of emerging market nations to meet their financial obligations. In fact, this past August was the worst month of performance for the high yield market in 12 years.
   Historically, high yield bonds have performed relatively well during periods of volatility in the U.S. equity markets.* However, this was not the case this past summer, when the U.S. stock market dropped 19.5% and many high yield bonds plunged by an even larger percentage. Investors sold high yield U.S. bonds out of concern that reduced demand for goods and services from global customers would impair U.S. corporate earnings. Institutional investors looking to sell their bond holdings found few buyers for bonds of companies in cyclical and commodity industries such as steel and other metals, paper and mining.

Q: What affect will the European union and the new currency have on the markets in 1999?

A: The emergence of the Euro as the new common currency for 11 European nations reduces currency risk for many multinational companies that issue high yield bonds, and may generate more merger and acquisition activity in Europe. This could also be positive for high yield bonds because as stronger companies buy weaker ones, rating agencies may upgrade the credit ratings of certain issuers, leading to high bond prices.

*Source: First Boston High Yield Research, based on data from 1982 to 1997.

Q: What are some of the risks of investing in Euro-denominated high yield bonds?

A: There are different liquidity measures for European bonds. Each country in Euroland has different accounting practices and separate political systems that are still not as free-market oriented as the U.S. Nevertheless, we think our research can uncover potentially rewarding opportunities.

Q: What is your outlook for the balance of 1999?

A: We expect that a slower economy and low inflation will support bond prices. We are optimistic that low U.S. Treasury rates will prompt investors to turn to higher-yielding alternatives. We plan to maintain a neutral-to-above-neutral duration. We also intend to retain a modest cash position so we are in a position to take advantage of any market weakness.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 12/31/98 and are subject to change.

Investing in high yield bonds involves greater credit risk than investing in higher-quality bonds.

Foreign investments involve market, political, accounting and currency risks not associated with other investments.

Emerging markets investments involve market, political and currency risks not associated with investments in more developed markets.

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Steve Lockman, Portfolio Manager of Stein Roe High Yield Fund and SR&F High Yield Portfolio

   Fund Data
   Investment Objective:
   Seeks high current income and capital appreciation by investing principally in high yield, high-risk, medium- and lower-quality debt securities.

   Fund Inception:
   Nov. 1, 1996

   Total Net Assets:
   $37.4 million


Q: How did the Fund perform for the first half of fiscal 1999?

A: High Yield Fund faced a challenging environment marked by unusually high levels of volatility, especially in higher-risk bonds affected by developments overseas. For the six-month period ended Dec. 31, 1998, the Fund posted a total return of -2.11%. We preserved capital to a greater extent than the average fund in the Lipper high current yield fund category, which returned -4.73% for the same period. The Fund's SECyield as of Dec. 31, 1998, was 8.87%.

Q: What factors affected the Fund's total return?

A: To maximize high income potential, the Fund had a modest position in higher-risk debt issued in emerging markets. While all types of high yield securities declined substantially in value this past summer after Russia defaulted on its obligations, emerging market debt suffered the most. We outperformed the average of our peers for the six-month period because the Fund's exposure to this high-risk category was lower than most comparable mutual funds.
   The Fund's performance benefited from the fact that among domestic corporate bonds, we steered away from companies affected by Asian economic turmoil. We were also underweighted in industries whose cash flow was dependent on commodity prices and the overall health of the U.S. economy. Our positioning in non-cyclical businesses helped preserve principal as the high yield market began to recover this past autumn.

Q: What happened in the market?

A: At the beginning of the period, the high yield market performed well, reflecting favorable equity markets in July and early August. Then in mid-August, international economic troubles began to affect the performance of U.S. companies, affecting the U.S. equity and high yield bond markets. Quite a change took place. The result was one of the largest months of declines that the high yield market has seen in years. Performance continued to decline in September.

Q: How did you adjust the portfolio in response to market activity?

A: When high yield bonds underperformed Treasuries in August, we adopted a more conservative investment approach. We upgraded the quality of the portfolio by selling zero coupon and lower-rated securities and moved into higher-quality securities and cash. By doing this, we avoided poor performance and defaults in several issues. By October, market circumstances caused many investors to fear high default rates. But we did not believe market conditions would fall to such depths. Interest rates had declined, corporate earnings were stronger than expected and the economy appeared to be stabilizing. We believed a turnaround in the high yield market was more likely, so we then increased our investments in high yield bonds, reducing our cash position. This worked well. The market took off in November and December as institutional investors displayed renewed confidence in higher risk debt.

Q: Did you make any other changes to the portfolio's composition?

A: We increased our position in bonds rated BBB this past summer when we believed they were priced at attractive levels.

Q: How important is the telecommunications sector for the high yield market?

A: Telecommunications and Internet companies continue to be among the largest issuers in the high yield market. Although we invest aggressively in these areas, we maintain a slightly underweight position compared to the Merrill Lynch High Yield Master II Index because of the ever-present volatility in the sector. In that area, we've concentrated on owning companies that have relatively strong stocks as a way to ensure that we were getting quality companies in industries where many offerings are small or overvalued. We stick with companies that have experienced management, raise a substantial amount of capital through equity rather than debt offerings and are capable of accommodating expansion.

Q: Was it difficult to buy and sell bonds given the volatility this summer?

A: Lack of liquidity did affect how bonds traded throughout the past six months. Investor dollars flowed out of the high yield market rapidly in August and September. We spent a lot of time focusing on trades that would allow us to maximize total return by taking advantage of price movement. It did not take a lot to move these bonds based on supply and demand because that relationship was already so tight. We are concerned that liquidity will continue to be a problem with many issues. Consequently, we carefully examine investor demand for any bond issued by a smaller, less liquid issuer. Most of the bonds in the portfolio are of larger, more liquid issuers.

Q: What do you expect going forward?

A: We intend to invest in bonds issued by relatively solid companies with steady cash flows. If the economy slows, these companies have better prospects for meeting their debt obligations than companies with weak cash flows. We plan to maintain a lower-than-average percentage of holdings in telecommunications because the sector remains volatile, and in metals and mining bonds because of low commodity prices. We think the potential return on these investments has been increasing, but they are still not at levels attractive enough for us to purchase. First quarter 1999 earnings reports could provide substantial guidance for the market. With yields now several hundred percentage points more than comparable maturity Treasuries -- the highest income advantage since the early 1990s -- we believe the potential rewards of the high-risk debt market remain compelling for income-oriented investors who can carefully navigate the potential pitfalls of the U.S. economy.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Portfolio holdings are as of 12/31/98 and are subject to change. Investing in high yield bonds involves greater credit risks than investing in higher-quality bonds. The Merrill Lynch High Yield Master II Index is an unmanaged group of bonds that differs from the composition of any Stein Roe fund; it is not available for direct investment. The Adviser currently limits expenses to 1.00% of average net assets, subject to termination upon 30 days' notice to the Fund. Absent this limit, the Fund's total return would have been less.

Investing in high yield bonds involves greater credit and other risks not associated with investing in higher-quality securities.

Foreign investments involve market, political, accounting and currency risks not associated with other investments.

Emerging markets investments involve market, political and currency risks not associated with investments in more developed markets.

--------------------------------------------------------------------------------
      We believe the potential rewards of the high-risk debt market remain compelling for income-oriented investors who can carefully navigate the potential pitfalls of the U.S. economy.
--------------------------------------------------------------------------------

Fund Highlights
--------------------------------------------------------------------------------
                              SR&F Income Portfolio

                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              DEC. 31, 1998      JUNE 30, 1998
--------------------------------------------------------------------------------
Financial                                          29.2%               28.1%
Consumer Cyclical                                  16.4                10.7
Media/Communications                               14.6                 9.2
Utilities                                          10.1                 8.6
Industrial                                          7.6                11.5
Consumer Non-cyclical                               6.4                 9.3
Foreign Sovereign                                   5.9                 9.1
Energy                                              4.1                 5.9
Basic Materials                                     2.6                  --
Technology                                          2.4                 3.2
U.S. Treasuries                                     0.7                 4.4
--------------------------------------------------------------------------------
Total                                             100.0%              100.0%
================================================================================

                                    Maturity
Pie Charts:
                                    As of Dec. 31, 1998   As of June 30, 1998
Greater than 20 Years                7.7%                  7.9%
10-20 Years                         10.3%                  6.7%
5-10 Years                          56.3%                 57.1%
1-5 Years                           24.4%                 25.7%
Less than 1 Year                     1.3%                  2.6%


--------------------------------------------------------------------------------
                                Portfolio Quality
Pie Charts:
                                    As of Dec. 31, 1998   As of June 30, 1998
Treasury/AAA/Agency                  1.3%                  4.5%
AA                                   4.1%                  4.6%
A                                   26.2%                 23.1%
BBB                                 38.1%                 33.9%
BB                                  20.2%                 20.4%
B                                    7.5%                 10.2%
CCC and Below/Not Rated              2.6%                  3.3%

Fund Highlights
--------------------------------------------------------------------------------
                            SR&F High Yield Portfolio

                            Securities Type Breakdown

                                                PORTFOLIO          PORTFOLIO
                                              DEC. 31, 1998      JUNE 30, 1998
--------------------------------------------------------------------------------
Media/Communications                               29.5%               20.3%
Consumer Cyclical                                  24.8                14.6
Consumer Non-cyclical                              12.3                21.6
Industrial                                         12.1                18.0
Technology                                          7.9                11.7
Utilities                                           7.3                 8.9
Energy                                              3.1                 1.5
Financial                                           3.0                 3.4
--------------------------------------------------------------------------------
Total                                             100.0%              100.0%
================================================================================

                                    Maturity
Pie Charts:
                                    As of Dec. 31, 1998    As of June 30, 1998
10-15 Years                          3.8%                   7.8%
5-10 Years                          93.1%                  88.4%
1-5 Years                              0%                   1.1%
Less than 1 Year                     3.1%                   2.7%


--------------------------------------------------------------------------------
                                Portfolio Quality
                                    As of Dec. 31, 1998   As of June 30, 1998
AAA                                  3.1%                    0%
BB                                  15.1%                 10.5%
B                                   72.8%                 70.4%
CCC and Below/Not Rated              9.0%                 19.1%

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                            Principal     Market
Long-Term Obligations (96.3%)                                  Amount      Value
--------------------------------------------------------------------------------
U.S. Government Obligations (1.7%)
U.S. Treasury Notes
   5.625% 11/30/00 .........................................   $ 5,000   $ 5,094
   5.250% 8/15/03 ..........................................     1,600     1,641
   4.750% 11/15/08 .........................................     1,250     1,259
                                                                         -------
                                                                           7,994
U.S. Government Agency Mortgage-Backed Securities (7.9%)
FHLMC Gold
   12.000% 7/1/20 ..........................................     2,212     2,525
FHLMC Remic Trust
   9.500% 4/15/19 Series 11 Class C ........................        66        67
FNMA
   8.500% 4/1/01 ...........................................         1         1
   8.500% 5/1/03 ...........................................         7         7
   8.500% 9/1/03 ...........................................        56        57
   8.500% 11/1/03 ..........................................        86        89
   6.000% 4/1/09 ...........................................     2,348     2,357
   11.250% 11/1/13 (FHA/VA guaranteed) .....................        82        92
   6.000% 1/15/14 ..........................................    13,534    13,560
   6.000% 1/1/24 ...........................................       760       753
   6.000% 3/1/24 ...........................................     2,148     2,121
   6.500% 10/1/28 ..........................................     6,983     7,029
FNMA Remic Trusts
   9.250% 3/25/18 Series 1988-4 Class Z ....................     2,167     2,306
GNMA
   8.000% 1/15/08 ..........................................       285       295
   8.000% 2/15/08 ..........................................       222       230
   8.000% 5/15/08 ..........................................       324       336
   8.000% 6/15/08 ..........................................     1,685     1,744
   8.000% 7/15/08 ..........................................       612       633
   9.000% 6/15/16 ..........................................        94       101
   9.000% 8/15/16 ..........................................        57        61
   9.000% 10/15/16 .........................................       127       137
   6.625% 7/20/25 ARM ......................................     2,073     2,096
                                                                         -------
                                                                          36,597
Airlines (0.8%)
United Airlines Series 1991-A1 9.200% 3/22/08 ..............     3,039     3,510

Asset-Backed Obligations (3.2%)
ContiMortgage Home Equity Loan Trust
   7.420% 3/15/28 Series 1997-1 Class M1 ...................       750       774
   7.670% 3/15/28 Series 1997-1 Class M2 ...................     2,875     2,882
First Boston Mortgage Securities Series 1993-H1 Class A-IO
   (Effective Yield 12.820%) 9/28/13 .......................     9,653       377
Green Tree Home Improvement Loan Trust
   Series 1994-A  Class A
   7.050% 3/15/14 ..........................................     1,179     1,213
Green Tree Recreational, Equipment & Consumer Trust
   Series 1998-C Class A6 6.700% 2/15/14 ...................     4,500     4,499
IMC Home Equity Loan Trust Series 1997-3 Class M2
   7.550% 8/20/28 ..........................................     5,000     5,032
                                                                         -------
                                                                          14,777

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Automotive (1.6%)
Federal-Mogul 7.500% 7/1/04 ................................   $ 5,000   $ 5,066
Toyota Motor Credit 5.625% 11/13/03 ........................     2,250     2,234
                                                                         -------
                                                                           7,300
Banking (4.7%)
Bank One Texas 6.250% 2/15/08 ..............................     5,000     5,185
BankBoston 6.375% 4/15/08 ..................................     8,000     8,034
Merita Bank Limited 7.150% 12/29/49 ........................     4,500     4,432
Riggs Capital Trust 8.625% 12/31/26 (a) ....................     4,000     4,123
                                                                         -------
                                                                          21,774
Building and Construction (2.4%)
Hanson Overseas (Yankee Issue) 7.375% 1/15/03 ..............     6,000     6,340
Kaufman & Broad Home 7.750% 10/15/04 .......................     2,000     1,985
PYCSA Panama 10.280% 12/15/12 (a) ..........................     3,250     2,671
                                                                         -------
                                                                          10,996
Cable and Media (3.3%)
Groupe Videotron (Yankee Issue) 10.625% 2/15/05 ............     3,000     3,220
News America Holdings 8.625% 2/1/03 ........................     5,000     5,462
Paramount Communications 7.500% 1/15/02 ....................     3,000     3,131
Rogers Cablesystems (Yankee Issue) 9.625% 8/1/02 ...........     3,000     3,225
                                                                         -------
                                                                          15,038
Chemicals (1.3%)
BOC Group 5.875% 1/29/01 ...................................     6,100     6,201

Electronics (1.4%)
Pan Pacific Industrial Investment (Yankee Issue)
   Zero Coupon (Yield to Maturity 8.834%) 4/28/07 (a) ......    10,000     3,909
Sony 6.125% 3/4/03 .........................................     2,500     2,567
                                                                         -------
                                                                           6,476
Financial (16.4%)
Amvescap 6.600% 5/15/05 (a) ................................     7,500     5,017
Associates Corp. of North America
   6.250% 11/1/08 ..........................................     5,000     5,162
   6.950% 11/1/18 ..........................................     5,000     5,312
Bistro Trust 9.500% 12/31/02 (a) ...........................     3,000     3,011
Cigna CBO Series 1996-1 Class A-2 6.460%11/15/08 (a)  ......     5,000     5,602
First Industrial L.P.
   7.500% 12/1/17 ..........................................     6,000     5,498
   7.600% 7/15/28 ..........................................     1,250     1,124
Household Finance 5.875% 11/1/02 ...........................     9,000     8,996
Merrill Lynch
   6.550% 8/1/04 ...........................................     6,000     6,225
   6.875% 11/15/18 .........................................     3,000     3,094
Norwest Finance 5.375% 9/30/03 .............................     5,000     4,955
PaineWebber Group 6.450% 12/1/03 ...........................     6,000     5,989
Salomon (Traveler's Group ) 6.750% 1/15/06 .................     2,000     2,078
TPSA Finance 7.750% 12/10/08 (a) ...........................     6,000     5,963
Transamerica Finance Series E 6.125% 11/1/01 ...............     7,000     7,050
                                                                         -------
                                                                          75,076
Foreign Sovereign Regional Bonds (3.2%)
People's Republic of China 7.300% 12/15/08 .................     4,750     4,696
Corporacion Andina de Fomento (Yankee Issue) 7.375% 7/21/00      6,000     6,028
Financiera Energetica 9.000% 11/8/99 (a) ...................     4,250     4,250
                                                                         -------
                                                                          14,974

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Health Service and Equipment (1.5%)
Tenet Healthcare 7.875% 1/15/03 ............................   $ 4,000   $ 4,045
Healthsouth 6.875% 6/15/05 (a) .............................     3,000     2,967
                                                                         -------
                                                                           7,012
Hotels and Entertainment (2.9%)
MGM Grand 6.950% 2/1/05 ....................................     5,000     4,799
Prime Hospitality 9.250% 1/15/06 ...........................     2,500     2,600
Rank Group Finance (Yankee Issue) 6.750% 11/30/04
   6.750% 11/30/04 .........................................     2,400     2,324
   6.375% 1/15/08 ..........................................     4,250     3,822
                                                                         -------
                                                                          13,545
Industrial (2.0%)
Cendant 7.750% 12/1/03 .....................................     3,000     3,033
Lubrizol 5.875% 12/1/08 ....................................     3,000     2,987
Martin Marietta Material 5.875% 12/1/08 (a) ................     3,400     3,378
                                                                         -------
                                                                           9,398
Insurance (3.2%)
Prudential Insurance 7.650% 7/1/07 (a) .....................     7,250     7,980
Zurich Capital Trust 8.376% 6/1/37 (a) .....................     6,000     6,880
                                                                         -------
                                                                          14,860
Manufacturing (3.9%)
Owens-Illinois 7.850% 5/15/04 ..............................     4,000     4,139
Tyco International Group (Yankee Issue) 6.375% 6/15/05 .....     6,000     6,156
USX
   7.200% 2/15/04 ..........................................     6,800     7,006
   6.850% 3/1/08 ...........................................       500       504
                                                                         -------
                                                                          17,805
Mining and Agriculture (0.9%)
Freeport-McMoran Copper & Gold 7.500% 11/15/06 .............     2,700     1,815
PT Alatief Freeport (Yankee Issue) 9.750% 4/15/01 ..........     3,500     2,450
                                                                         -------
                                                                           4,265
Mortgage-Backed Securities (8.9%)
American Mortgage Trust Series 1993-3 Class 3B
   8.190% 9/27/22 ..........................................     2,789     2,766
First Union-Lehman Brothers Commercial Mortgage
   Series 1997-C2 Class A3 6.650% 12/18/07 .................     7,000     7,322
Kidder Peabody Acceptance Series 1994-C3 Class A2
   8.500% 4/1/07 ...........................................     3,500     3,942
Lehman Brothers Commercial Conduit Mortgage Trust
   Series 1998-C4 Class A1B 6.210% 10/15/08 ................    10,000    10,169
Merrill Lynch Mortgage Investors Series 1995-C3 Class A3
   7.088% 12/26/25 .........................................     4,000     4,213
Merrill Lynch Trust Series 20 Class D 8.000% 12/20/18 ......     1,994     2,037
Nomura Asset Securities Series 1996-MD5 Class A-1B
   7.120% 4/13/36 ..........................................     3,000     3,193
Resolution Trust Series 1992-C5 Class C
   8.850% 5/25/22 ..........................................     1,817     1,863
Structured Assets Securities
   6.525% 2/25/28 Series 1996-CFL Class C ..................     3,684     3,703
   Zero Coupon (Yield to Maturity 9.806%) 2/25/28
     Series 1996-CFL Class X1-IO ...........................    38,094     2,095
                                                                         -------
                                                                          41,303

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Natural Gas and Oil (4.9%)
Gulf Canada Resources (Yankee Issue) 8.250% 3/15/17 ....    $  3,000    $  2,802
Newfield Exploration 7.450% 10/15/07 (a) ...............       1,500       1,480
Northwest Pipeline 6.625% 12/1/07 ......................       6,000       6,188
PDVSA Finance Limited Series 1998-1D
  7.400% 8/15/16 (a) ...................................       2,500       2,095
Petroleos Mexicanos 11.137% 7/15/05 ....................       4,000       3,680
YPF Sociedad Anonima (Yankee Issue)
   7.500% 10/26/02 .....................................       3,382       3,400
   7.250% 3/15/03 ......................................       1,000         933
   10.000% 11/02/28 ....................................       2,000       2,050
                                                                        --------
                                                                          22,628
Real Estate Investment Trust (4.5%)
Dynex Capital 7.875% 7/15/02 ...........................       3,250       2,438
Federal Realty Investment Trust
   6.625% 12/1/05 ......................................       2,750       2,649
   7.480% 8/15/26 ......................................       3,500       3,492
Health Care Properties 6.875% 6/8/05 ...................       5,000       4,847
Meditrust 7.820% 9/10/26 ...............................       4,200       4,006
Storage USA 7.125% 11/1/03 .............................       3,250       3,221
                                                                        --------
                                                                          20,653
Retail (3.2%)
Tommy Hilfiger USA 6.850% 6/1/08 .......................       6,750       6,698
Price/Costco 7.125% 6/15/05 ............................       1,650       1,763
Rite Aid 7.625% 4/15/05 ................................       6,000       6,477
                                                                        --------
                                                                          14,938
Sanitary Services (0.4%)
Allied Waste 7.625% 1/1/06 (a) .........................       1,800       1,818

Savings and Loans (0.7%)
GS Escrow 7.000% 8/1/03 (a) ............................       3,000       2,974

Telecommunications (5.6%)
Cable & Wireless Communications (Yankee Issue)
  6.625% 3/6/05 ........................................       3,250       3,312
CSC Holdings 7.875% 2/15/18 ............................       4,250       4,328
GTE Hawaiian Telephone Series A 7.000% 2/1/06 ..........       5,500       5,898
Sprint Capital 6.875% 11/15/28 .........................       6,500       6,758
Telephone & Data Systems 7.000% 8/1/06 .................       5,000       5,251
                                                                        --------
                                                                          25,547
Transportation (0.7%)
Federal Express Pass-Through Certificates
  Series A1 7.530% 9/23/06 .............................       3,150       3,355

Utilities (5.1%)
Calenergy 7.520% 9/15/08 ...............................       5,000       5,321
Midamerican Energy 6.500% 12/15/01 .....................       1,225       1,253
National Rural Utilities
   6.000% 1/15/04 ......................................       6,200       6,350
   6.375% 10/15/04 .....................................       2,500       2,601
Oglethorpe Power 6.974% 6/30/11 (a) ....................       3,883       4,044
Public Service Company of New Mexico
   Series A 7.100% 8/1/05 ..............................       2,500       2,534
   Series B 7.500% 8/1/18 ..............................       1,500       1,509
                                                                        --------
                                                                          23,612
                                                                        --------
Total Long-Term Obligations
   (Cost $441,982) .....................................                $444,426
                                                                        --------

SR&F Intermediate Bond Portfolio
--------------------------------------------------------------------------------
Continued                                                Number of        Market
Equity-Related Securities (0.8%)                            Shares         Value
--------------------------------------------------------------------------------
Preferred Stock (0.8%)
Financial (0.8%)
Pinto Totta International Finance 7.770% (gtd. by Banco
   Pinto & Sotto Mayor) (a) (Cost $4,014)...........        4,000      $   3,711
                                                                       ---------
--------------------------------------------------------------------------------
                                                        Principal
Short-Term Obligation (2.3%)                               Amount

--------------------------------------------------------------------------------
Commercial Paper (2.3%)
Associates Corp. of North America 5.080% 1/4/99
   (Amortized cost $10,780).........................      $10,780      $  10,780
                                                                       --------
--------------------------------------------------------------------------------

Total Investments (99.4%)
   (Cost $456,776) (b)..............................                     458,917
Other Assets, Less Liabilities (0.6%)................                      2,906
                                                                       ---------
Total Net Assets (100.0%)............................                  $ 461,823
                                                                       =========

================================================================================
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1998, the aggregate value of the Portfolio's private placement securities was $71,873 (aggregate cost $71,283) which represented 15.6% of net assets.
(b)At December 31, 1998, the cost of investments for federal income tax purposes was $456,480. Unrealized appreciation was $2,437, consisting of gross unrealized appreciation of $9,722 and unrealized depreciation of $7,285.
(c)The following futures contracts were open at December 31, 1998:

                                Number of     Contract               Unrealized
      Type          Position    Contracts      Value     Expiration     Loss
   -----------     ----------   ----------   ----------  ----------  ----------
   U.S. T-Bond        Short          40       $  5,111      3/99         $113
   U.S. T-Note        Short         297         35,389      3/99          365

See accompanying Notes to Financial Statements.

SR&F Income Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                             Principal    Market
Long-Term Obligations (96.7%)                                   Amount     Value
--------------------------------------------------------------------------------
U.S. Government Obligations (0.7%)
U.S. Treasury Bonds 6.125% 11/15/27 ........................   $ 1,050   $ 1,176
U.S. Treasury Notes 4.750% 11/15/08 ........................     1,250     1,259
                                                                         -------
                                                                           2,435
Aerospace and Military Technology (0.8%)
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07 ........     1,750     1,400
L-3 Communications Series B 10.375% 5/1/07 .................     1,500     1,650
                                                                         -------
                                                                           3,050
Airlines (1.1%)
American Airlines Pass-Through Certificates
   Series 1991-A 9.710% 1/2/07 .............................     2,650     3,123
Continental Airlines Pass-Through Certificates
   Series 1997-CI 7.420% 4/1/07 ............................       982       991
                                                                         -------
                                                                           4,114
Automotive (1.9%)
Federal-Mogul 7.500% 7/1/04 ................................     5,000     5,066
General Motors 6.750% 5/1/28 ...............................     2,000     2,087
                                                                         -------
                                                                           7,153
Banking (6.7%)
Banco del Estado 8.390% 8/1/01 (a) .........................     3,000     3,201
Banesto Delaware 8.250% 7/28/02
   (gtd. by Banco Espanol de Credito) ......................     2,000     2,100
BBV International Finance (Cayman Islands)
   (Yankee Issue) 6.875% 10/27/05 ..........................     6,000     6,523
BCH Cayman Islands 7.700% 7/15/06
   (gtd. by Banco Central Hispanoamericano,
  Yankee Issue) ............................................     5,000     5,396
Merita Bank 7.150% 9/11/49 .................................     3,000     2,955
Swiss Bank 7.375% 7/15/15 ..................................     4,000     4,272
                                                                         -------
                                                                          24,447
Building and Construction (3.6%)
Beazer Homes USA 8.875% 4/1/08 .............................     3,000     2,873
Building Materials 7.750% 7/15/05 ..........................     3,000     2,955
Kaufman & Broad Home 7.750% 10/15/04 .......................     2,000     1,985
Martin Marietta Materials 5.875% 12/1/08 (a) ...............     2,600     2,583
PYCSA Panama 10.280% 12/15/12 (a) ..........................     3,250     2,671
                                                                         -------
                                                                          13,067
Business Services (3.9%)
Cendant 7.750% 12/1/03 .....................................     2,000     2,022
Iron Mountain 10.125% 10/1/06 ..............................     2,000     2,160
Lamar Advertising 9.625% 12/1/06 ...........................     1,850     2,003
Rental Services 9.000% 5/15/08 .............................     2,000     1,940
Tyco International Group (Yankee Issue) 6.375% 6/15/05 .....     6,000     6,156
                                                                         -------
                                                                          14,281
Cable and Media (9.0%)
British Sky Broadcasting (Yankee Issue) 7.300% 10/15/06 ....     2,000     2,145
Century Communications 9.750% 2/15/02 ......................     1,850     1,998
Continental Cablevision 8.875% 9/15/05 .....................     3,500     3,998
Groupe Videotron (Yankee Issue) 10.625% 2/15/05 ............     3,000     3,220
JCAC 10.125% 6/15/06 .......................................     1,500     1,658

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Cable and Media (Continued)
News America Holdings 8.625% 2/1/03 ......................    $ 4,000    $ 4,369
Rogers Cablesystems (Yankee Issue) 9.625% 8/1/02 .........      3,000      3,225
Rogers Cantel (Yankee Issue) 9.375% 6/1/08 ...............      3,000      3,165
Time Warner Entertainment
   9.625% 5/1/02 .........................................      3,000      3,359
   8.875% 10/1/12 ........................................      3,000      3,715
Young Broadcasting 11.750% 11/15/04 ......................      1,940      2,076
                                                                         -------
                                                                          32,928
Chemicals (0.5%)
Lubrizol 5.875% 12/1/08 ..................................      2,000      1,991

Containers (2.7%)
BWAY Series B 10.200% 4/15/07 ............................      1,900      1,995
Coca-Cola Bottling Series A 8.560% 2/26/02 ...............      2,000      2,150
Comtel Brasileria (Yankee Issue) 10.750% 9/26/04 (a) .....      2,000      1,560
Owens-Illinois 8.100% 5/15/07 ............................      4,000      4,241
                                                                         -------
                                                                           9,946
Electronics (0.3%)
Ametek 7.200% 7/15/08 (a) ................................      1,000      1,020

Energy (0.6 %)
PDVSA Finance Series 1998-1D 7.400% 8/15/16 (a) ..........      2,500      2,095

Financial (14.8%)
Amvescap (Yankee Issue) 6.600% 5/15/05 ...................      5,000      5,017
Associates Corp. of North America 6.950% 11/1/18 .........      2,750      2,922
Bistro Trust 1997-1000 9.500% 12/31/02 (a) ...............      3,000      3,011
Credit Suisse (London) 7.900% 5/1/07 (a) .................      6,000      5,982
First Industrial L.P.
   7.500% 12/1/17 ........................................      6,000      5,498
   7.600% 7/15/28 ........................................      1,250      1,124
Goldman Sachs Group 7.125% 3/1/03 (a) ....................      6,000      6,257
Merrill Lynch 6.875% 11/15/18 ............................      3,000      3,094
Omega Healthcare Investors 6.950% 6/15/02 ................      4,000      3,955
Prudential Insurance
   7.125% 7/1/07 (a) .....................................      4,000      4,265
   7.650% 7/1/07 (a) .....................................      3,000      3,302
Rank Group Finance (Yankee Issue)
   6.750% 11/30/04 .......................................      3,000      2,905
   6.375% 1/15/08 ........................................      3,250      2,922
TPSA Finance 7.750% 12/10/08 (a) .........................      4,000      3,975
                                                                         -------
                                                                          54,229
Food and Beverage (2.8%)
Panamerican Beverages 7.250% 7/1/09 ......................      5,000      4,683
Pepsi-Gemex (Yankee Issue) Series B 9.750% 3/30/04 .......      1,500      1,448
Stater Brothers Holdings 11.000% 3/1/01 ..................      4,000      4,160
                                                                         -------
                                                                          10,291
Foreign Sovereign Regional Bonds (7.9%)
People's Republic of China 7.300% 12/15/08 ...............      4,250      4,202
Corporacion Andina de Fomento (Yankee Issue)
   7.375% 7/21/00 ........................................      3,000      3,014
   7.100% 2/1/03 .........................................      2,500      2,461
Export-Import Bank of Korea 6.375% 2/15/06 ...............      3,000      2,510

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Foreign Sovereign Regional Bonds (Continued)
Financiera Energetica Nacional 9.375% 6/15/06 (a) ........    $ 6,000    $ 5,041
Republic of Colombia (Yankee Issue) 8.750% 10/6/99 .......      2,500      2,513
Republic of Panama 7.875% 2/13/02 (a) ....................      2,000      1,915
Sultan of Oman 7.125% 3/20/02 (a) ........................      5,000      5,206
United Mexican States 9.750% 2/6/01 ......................      2,000      2,040
                                                                         -------
                                                                          28,902
Forestry and Related Products (0.6%)
Celulosa Arauco y Constitucion (Yankee Issue)
  6.950% 9/15/05 .........................................      2,500      2,171

Hospitals and Nursing Homes (2.4%)
Healthsouth 6.875% 6/15/05 ...............................      3,000      2,967
Tenet Healthcare 8.625% 12/1/03 ..........................      2,000      2,087
Universal Health Services 8.750% 8/15/05 .................      2,800      2,940
Universal Hospital Services 10.250% 3/1/08 ...............      1,000        890
                                                                         -------
                                                                           8,884
Hotels and Entertainment (5.8%)
Choice Hotels 7.125% 5/1/08 ..............................      1,800      1,795
Hyatt Equities 7.000% 5/15/02 (a) ........................      5,000      5,147
MGM Grand 6.950% 2/1/05 ..................................      5,000      4,799
Marriot International 6.875% 11/15/05 (a) ................      5,000      5,016
Premier Parks 9.750% 1/15/07 .............................        750        814
Prime Hospitality
   9.250% 1/15/06 ........................................      1,100      1,144
   9.750% 4/1/07 Series B ................................      2,500      2,550
                                                                         -------
                                                                          21,265
Internet Services (1.1%)
Computer Associates International 6.375% 4/15/05 .........      4,000      3,958

Machinery, Metals and Fabricated Metal Products (2.7%)
AGCO 8.500% 3/15/06 ......................................      3,000      2,880
Cincinnati Milacron 8.375% 3/15/04 .......................      2,000      2,082
USX 6.850% 3/1/08 ........................................      5,000      5,046
                                                                         -------
                                                                          10,008
Mining and Agriculture (0.6%)
PT Alatief Freeport Financial (Yankee Issue)
  9.750% 4/15/01 .........................................      3,000      2,100

Mortgage-Backed Security (0.1%)
Resolution Trust Series 1992-C1 Class A1
  8.800% 8/25/23 .........................................         57         59

Natural Gas and Oil (3.4%)
Colorado Interstate Gas 10.000% 6/15/05 ..................      1,500      1,814
Husky Oil 8.900% 8/15/28 (a) .............................      3,000      2,955
Lyondell Petroleum 9.750% 9/4/03 (a) .....................      2,000      2,112
Newfield Exploration 7.450% 10/15/07 .....................      1,500      1,480
YPF Sociedad Anonima (Yankee Issue) 7.500% 10/26/02 ......      4,232      4,255
                                                                         -------
                                                                          12,616
Real Estate Investment Trusts (5.6%)
American Health Properties 7.050% 1/15/02 ................      3,000      2,932
Carramerica Realty 7.200% 7/1/04 .........................      3,000      2,933
Health Care Property Investors 6.500% 2/15/06 ............      3,500      3,262
Meditrust 7.375% 7/15/00 .................................      2,000      1,965
Property Trust of America 6.875% 2/15/08 .................      2,000      1,973
Storage USA 7.125% 11/01/03 ..............................      3,000      2,974

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Real Estate Investment Trusts (Continued)
Trinet Corporate Realty Trust 7.300% 5/15/01 .........     $  4,500     $  4,519
                                                                        --------
                                                                          20,558
Retail (0.5%)
MTS 9.375% 5/1/05 ....................................        2,000        1,950

Sanitary Services (0.5%)
Allied Waste 7.625% 1/1/06 (a) .......................        1,800        1,818

Services (1.3%)
ARA Services 10.625% 8/1/00 ..........................        1,600        1,676
Aramark Services 8.150% 5/1/05 .......................        2,000        2,160
Dyncorp 9.500% 3/1/07 ................................        1,000          990
                                                                        --------
                                                                           4,826
Special Purpose (0.8%)
GS Escrow 7.125% 8/1/05 (a) ..........................        3,000        2,959

Telecommunications (7.6%)
Cable & Wireless Communications (Yankee Issue)
  6.625% 3/6/05 ......................................        2,750        2,802
CSC Holdings 7.875% 2/15/18 ..........................        6,250        6,364
GTE Hawaiian Telephone Series A 7.000% 2/1/06 ........        4,500        4,826
Sprint Capital 6.875% 11/15/28 .......................        6,000        6,238
Telephone & Data Systems 7.000% 8/1/06 ...............        5,000        5,251
WorldCom (MCI WorldCom) 9.375% 1/15/04 ...............        2,000        2,075
                                                                        --------
                                                                          27,556
Textile and Apparel (1.8%)
Tommy Hilfiger USA 6.850% 6/1/08 .....................        6,750        6,698

Tobacco Products (0.5%)
Standard Commercial Tobacco 8.875% 8/1/05 ............        2,000        1,960

Utilities (4.1%)
AES 8.375% 8/15/07 ...................................        2,000        2,010
Calenergy 7.520% 9/15/08 .............................        3,000        3,192
Kentucky Power 8.900% 5/21/01 ........................        2,000        2,147
National Power 9.000% 7/5/02 (a) .....................        1,500        1,347
Public Service Co. of New Mexico
   7.100% 8/1/05 .....................................        2,500        2,534
   7.500% 8/1/18 .....................................        1,500        1,509
Texas Utilities 9.750% 5/1/21 ........................        2,000        2,212
                                                                        --------
                                                                          14,951
                                                                        --------
Total Long-Term Obligations
(Cost $354,774) ......................................                   354,286
                                                                        --------
================================================================================
                                                         Number of
Preferred Stock (0.8%)                                       Units
--------------------------------------------------------------------------------
Financial (0.8%)
Pinto Totta International Finance 7.770%
   (gtd. By Banco Pinto Totto Mayor) (a) (Cost $3,010)         3           2,783
                                                                        --------
================================================================================

SR&F Income Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
Short-Term Obligation (0.6%)                                Amount         Value
--------------------------------------------------------------------------------
Commercial Paper (0.6%)
Associates Corp. of North America 5.080% 1/4/99
   (Amortized Cost $2,149)...........................     $ 2,150      $   2,149
                                                                       ---------
--------------------------------------------------------------------------------
Total Investments (98.1%)
   (Cost $359,933) (b)...............................                    359,218
Other Assets, Less Liabilities (1.9%)................                      7,116
                                                                       ---------
Total Net Assets (100.0%)............................                  $ 366,334
                                                                       =========
================================================================================
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933.
   These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be in an exempt transaction, normally to other qualified institutional investors. At December
   31, 1998, the aggregate value of the Portfolio's private placement securities was $76,221 (aggregate cost $72,346) which represented 20.8% of net assets.
(b)At December 31, 1998, the cost of investments for federal income tax purposes was $360,055. Net unrealized depreciation was $837, consisting of gross unrealized appreciation of $7,862 and gross unrealized depreciation of
   $8,699.

See accompanying Notes to Financial Statements.

SR&F High Yield Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                             Principal    Market
Long-Term Obligations (94.2%)                                   Amount     Value
--------------------------------------------------------------------------------
Aerospace and Military Technology (7.7%)
BE Aerospace 9.500% 11/1/08 (a) ............................    $  750    $  786
Derlan Manufacturing (Yankee Issue) 10.000% 1/15/07 ........     1,000       800
Dyncorp 9.500% 3/1/07 ......................................       500       495
L-3 Communications
   10.375% 5/1/07 Series B .................................       500       550
   8.000% 8/1/08 (a) .......................................     1,000     1,008
Newport News Shipbuilding 9.250% 12/1/06 ...................     1,195     1,264
United Defense Industries 8.875% 11/15/07 ..................     1,500     1,515
                                                                          ------
                                                                           6,418
Automotive (1.6%)
Hayes Wheels International Series B 9.125% 7/15/07 .........       500       520
Penda Series B 10.750% 3/1/04 ..............................       800       792
                                                                          ------
                                                                           1,312
Building and Construction (2.6%)
Beazer Homes USA 8.875% 4/1/08 .............................     1,000       957
PYCSA Panama 10.280% 12/15/12 (a) ..........................     1,500     1,233
                                                                          ------
                                                                           2,190
Business Services (3.2%)
Outdoor Systems 8.875% 6/15/07 .............................       750       803
Penhall Acquisition 12.000% 08/1/06 (a) ....................     1,000       940
Rental Service 9.000% 5/15/08 ..............................     1,000       970
                                                                          ------
                                                                           2,713
Cable and Media (6.5%)
Adelphia Communications 8.3750% 02/1/08 (a) ................     1,500     1,552
Chancellor Media 8.000% 11/1/08 (a) ........................     1,500     1,530
Garden State Newspapers 8.750% 10/1/09 .....................     1,000     1,000
Perry-Judd 10.625% 12/15/07 ................................     1,000     1,047
Young Broadcasting 10.125% 2/15/05 .........................       250       263
                                                                          ------
                                                                           5,392
Chemicals (1.2%)
Biovail Corporation International 10.875% 11/15/05 (a) .....     1,000     1,010

Coal Mining (1.8%)
AEI Resources 11.500% 12/15/06 (a) .........................     1,500     1,485

Computer Equipment (1.8%)
Axia 10.750% 07/15/08 ......................................     1,500     1,519

Containers (0.4%)
BWAY Series B 10.250% 4/15/07 ..............................       350       368

Cosmetics and Personal Care Products (1.2%)
Chattem 8.875% 4/1/08 (a) ..................................     1,000     1,025

Food and Beverages (1.2%)
Pepsi-Gemex Series B (Yankee Issue) 9.750% 3/30/04 .........     1,000       965

Health Services and Equipment (6.0%)
Dynacare (Yankee Issue) 10.750% 1/15/06 ....................     2,000     2,000
Insight Health Services Series B 9.625% 6/15/08 ............     1,750     1,689
Leiner Health Products 9.625% 7/1/07 .......................       500       520

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Health Services and Equipment (Continued)
Mediq Zero Coupon (Yield to Maturity 5.810%) 6/1/09 ..........   $1,850   $  832
                                                                          ------
                                                                           5,041
Hospitals and Nursing Home Care (2.4%)
Tenet Healthcare 8.625% 1/15/07 ..............................      750      780
Universal Hospital Services 10.250% 3/1/08 ...................    1,415    1,259
                                                                          ------
                                                                           2,039
Hotels and Entertainment (10.9%)
Boyd Gaming 9.500% 7/15/07 ...................................      750      750
Empress Entertainment 8.125% 7/1/06 ..........................    1,500    1,500
Hard Rock Hotels 9.250% 4/1/05 ...............................    1,500    1,500
Premier Parks
   9.250% 4/1/06 .............................................      250      259
   9.750% 1/15/07 ............................................      250      271
   Zero Coupon (Yield to Maturity 4.939%) 4/1/08 .............    1,750    1,186
Prime Hospitality Series B 9.750% 4/1/07 .....................    1,490    1,520
Speedway Motorsports 8.500% 8/15/07 ..........................    2,000    2,110
                                                                          ------
                                                                           9,096
Internet Services (4.4%)
Concentric Network 12.750% 12/15/07 ..........................    1,000    1,020
ICG Services Zero Coupon (Yield to Maturity 4.884%) 5/1/08 ...    2,250    1,162
Psinet 10.000% 2/15/05 .......................................    1,500    1,485
                                                                          ------
                                                                           3,667
Leisure Products (1.0%)
Boyds Collection 9.000% 5/15/08 (a) ..........................      750      802

Oil and Gas (1.2%)
Gulf Canada Resources 8.375% 11/15/05 ........................    1,000    1,004

Paper (0.5%)
Indah Kiat Finance 10.000% 7/1/07 ............................      500      270
Specialty Paperboard (Fibermark) 9.375% 10/15/06 .............       50      152
                                                                          ------
                                                                             422
Printing and Publishing (4.2%)
Big Flower Press 8.625% 12/1/08 (a) ..........................    1,500    1,500
World Color Press 8.375% 11/15/08 (a) ........................    2,000    2,010
                                                                          ------
                                                                           3,510
Restaurants (0.3%)
AFC Enterprises 10.250% 5/15/07 ..............................      250      261

Retail (5.6%)
Cole National Group 9.875% 12/31/06 ..........................      200      207
Holmes Products Series B 9.875% 11/15/07 .....................    1,000      940
Marsh Supermarket Series B 8.875% 8/1/07 .....................    1,000    1,050
MTS 9.375% 5/1/05 ............................................    1,500    1,462
Westpoint Stevens 7.875% 6/15/08 .............................    1,000    1,008
                                                                          ------
                                                                           4,667
Rubber, Plastic and Related Materials (1.8%)
Key Plastics Series B 10.250% 3/15/07 ........................      500      467
Tekni-Plex 9.250% 3/1/08 .....................................    1,000    1,045
                                                                          ------
                                                                           1,512
Sanitary Services (1.1%)
Allied Waste 7.625% 1/1/06 (a) ...............................      900      909

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                         Principal        Market
                                                            Amount         Value
--------------------------------------------------------------------------------
Telecommunications (13.5%)
Focal Communications Series B
   Zero Coupon (Yield to Maturity 5.967%) 2/15/08 ........    $ 2,500    $ 1,350
Level 3 Communications
   9.125% 5/1/08 .........................................      1,000        993
   Zero Coupon (Yield to Maturity 5.181%) 12/1/08 (a) ....      1,000        582
McLeodusa 9.500% 11/1/08 (a) .............................      1,000      1,065
MGC Communications Series B 13.000% 10/1/04 ..............      1,000        660
Metromedia Fiber Networks 10.000% 11/15/08 (a) ...........      1,500      1,541
Metronet Communications (Yankee Issue)
   12.000% 8/15/07 .......................................      1,000      1,087
   Zero Coupon (Yield to Maturity 5.307%) 6/15/08 ........      1,000        613
Nextlink Communications 9.625% 10/1/07 ...................      1,250      1,216
Optel Series B 11.500% 7/1/08 ............................      1,200      1,176
Viatel 11.250% 4/15/08 ...................................      1,000      1,000
                                                                         -------
                                                                          11,283
Telephone (5.0%)
Allegiance Telecom Series B
   Zero Coupon (Yield to Maturity 5.870%) 2/15/08 ........      1,500        720
BTI Telecom 10.500% 9/15/07 ..............................      1,000        740
Comtel Brasileira (Yankee Issue) 10.750% 9/26/04 (a)  ....        250        195
Esprit Telecom Group (Yankee Issue) 11.500% 12/15/07  ....      1,000      1,035
ITC Deltacom 9.750% 11/15/08 (a) .........................        500        520
Knology Holdings
   Zero Coupon (Yield to Maturity 5.840%) 10/15/07 .......      2,000        920
                                                                         -------
                                                                           4,130
Textile and Apparel (2.5%)
Pillowtex Series B 9.000% 12/15/07 .......................        750        772
William Carter Series A 10.375% 12/1/06 ..................      1,200      1,308
                                                                         -------
                                                                           2,080
Transportation and Transportation Equipment (3.9%)
Atlas Air 9.375% 11/15/06 (a) ............................      2,000      2,000
Coach USA Series B 9.375% 7/1/07 .........................        500        515
Holt Group 9.750% 1/15/06 (a) ............................      1,000        700
                                                                         -------
                                                                           3,215
Utilities (0.7%)
Calenergy 9.500% 9/15/06 .................................        500        555
                                                                         -------
Total Long-Term Obligations
(Cost basis $80,918) .....................................                78,590
                                                                         -------
--------------------------------------------------------------------------------
                                                         Number of
Preferred Stock (0.5%)                                       Units
--------------------------------------------------------------------------------
Telecommunications (0.1%)
Viatel Series A 10.000%..............................            1            55

Telephone (0.4%)
21st Century Telecom Group 13.750% ..................            1           361
                                                                         -------
Total Preferred Stock
(Cost basis $518)....................................                        416
                                                                         -------
================================================================================

SR&F High Yield Portfolio Continued
--------------------------------------------------------------------------------
                                                            Number        Market
                                                       of Warrants         Value
Warrants (0.3%)
--------------------------------------------------------------------------------
Internet Services (0.2%)
Concentric Network Warrants 12/15/07 (a).............            1        $  140

Telecommunications (0.1%)
Metronet Communications Warrants 8/15/07 (a).........            1            42
MGC Communications Warrants 10/01/04 (a).............            1            31
                                                                         -------
                                                                              73
Telephone (0.0%)
Allegiance Telecom Warrants 2/3/08 (a)...............            2             3
Knology Holdings Warrants 10/15/07 (a)...............            2             4
21st Century Telecommunications Warrants 2/15/10 (a).            1            15
                                                                         -------
                                                                              22
Total Warrants
   (Cost $- )........................................                        235
                                                                         -------
--------------------------------------------------------------------------------
                                                         Principal
Short-Term Obligation (3.0%)                                Amount
--------------------------------------------------------------------------------
Commercial Paper (3.0%)
Associates Corp. of North America 5.080% 1/4/99
   (Amortized cost $2,474)..........................      $ 2,475          2,474
                                                                         -------
================================================================================
Total Investments (98.0%)
   (Cost basis $83,808) (b)..........................                     81,715
Other Assets, Less Liabilities (2.0%)................                      1,663
                                                                         -------
Total Net Assets (100.0%)............................                    $83,378
                                                                         =======
================================================================================
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933.
   These securities generally are issued only to qualified institutional investors, and any resale must be in an exempt transaction, normally to other qualified institutional investors. At December 31, 1998, the aggregate value of the Portfolio's private placement securities was $21,620 (aggregate cost
   $21,748), which represented 25.9% of net assets.
(b)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized depreciation was
   $2,093, consisting of gross unrealized appreciation of $1,561 and gross unrealized depreciation of $3,654.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1998
(All amounts in thousands, except per-share data)
(Unaudited)
                                                                                         Intermediate                           High
                                                                                                 Bond         Income           Yield
                                                                                                 Fund           Fund            Fund
                                                                                            ---------      ---------      ----------
Assets
Investment in Portfolio, at value .....................................................     $ 457,418      $ 366,232      $  37,879
Receivable for fund shares sold .......................................................           337            385            110
Cash ..................................................................................            25             25             25
Receivable from investment adviser ....................................................          --             --               14
Other assets ..........................................................................            59             47             12
                                                                                            ---------      ---------      ---------
   Total assets .......................................................................       457,839        366,689         38,040
                                                                                            ---------      ---------      ---------

Liabilities
Payable for fund shares redeemed ......................................................         1,103          2,792             25
Dividends payable .....................................................................         1,058            732            624
Payable to investment adviser and transfer agent ......................................           115             89           --
Other liabilities .....................................................................           106            123             14
                                                                                            ---------      ---------      ---------
   Total liabilities ..................................................................         2,382          3,736            663
                                                                                            ---------      ---------      ---------
   Net assets .........................................................................     $ 455,457      $ 362,953      $  37,377
                                                                                            =========      =========      =========

Analysis of Net Assets
Paid-in capital .......................................................................     $ 460,251      $ 371,123      $  39,526
Net unrealized appreciation (depreciation) on investments and futures contracts .......         2,597           (714)        (1,183)
Accumulated net realized losses on investments ........................................        (7,391)        (7,456)          (966)
                                                                                            ---------      ---------      ---------
   Net assets .........................................................................     $ 455,457      $ 362,953      $  37,377
                                                                                            =========      =========      =========
Shares outstanding (unlimited number authorized) ......................................        51,214         37,237          3,735
                                                                                            =========      =========      =========
   Net asset value per share ..........................................................     $    8.89      $    9.75      $   10.01
                                                                                            =========      =========      =========

See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                                     Intermediate                              High
                                                                                             Bond           Income            Yield
                                                                                             Fund             Fund             Fund
                                                                                         --------         --------         --------
Investment Income
Interest income allocated from Portfolio ........................................        $ 15,874         $ 16,028         $  1,661
                                                                                         --------         --------         --------

Expenses
Expenses allocated from Portfolio ...............................................             838            1,058              110
Administrative fees .............................................................             335              273               27
Transfer agent fees .............................................................             313              291               26
Printing and postage ............................................................              34               24                6
SEC and state registration fees .................................................              19               18                9
Accounting fees .................................................................              18               17               13
Audit and legal fees ............................................................               3                3                7
Trustees' fees ..................................................................               1                1                3
Other ...........................................................................             109              121               26
                                                                                         --------         --------         --------
   Total expenses ...............................................................           1,670            1,806              227
Reimbursement of expenses by investment adviser .................................            --               --                (44)
                                                                                         --------         --------         --------
   Net expenses .................................................................           1,670            1,806              183
                                                                                         --------         --------         --------
   Net investment income ........................................................          14,204           14,222            1,478
                                                                                         --------         --------         --------

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments and futures
  transactions allocated from Portfolio .........................................             577           (6,606)            (966)
Net change in unrealized appreciation or depreciation on investments ............          (4,431)          (6,319)          (1,319)
                                                                                         --------         --------         --------
   Net losses on investments ....................................................          (3,854)         (12,925)          (2,285)
                                                                                         --------         --------         --------
Net Increase (Decrease) in Net Assets Resulting from Operations .................        $ 10,350         $  1,297         $   (807)
                                                                                         ========         ========         ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)
(Unaudited)
                                                              Intermediate               Income                  High Yield
                                                                Bond Fund                 Fund                       Fund
                                                        Six Months  Fiscal Year   Six Months  Fiscal Year   Six Months  Fiscal Year
                                                             Ended        Ended        Ended        Ended        Ended        Ended
                                                          Dec. 31,     June 30,     Dec. 31,     June 30,     Dec. 31,     June 30,
                                                              1998         1998         1998         1998         1998         1998
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Operations
Net investment income ................................   $  14,204    $  25,498    $  14,222    $  29,046    $   1,478    $   2,334
Net realized gains (losses) on investments ...........         577        6,530       (6,606)       5,548         (966)       1,361
Net change in unrealized appreciation
   or depreciation on investments ....................      (4,431)       2,808       (6,319)          67       (1,319)        (131)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets
      resulting from operations ......................      10,350       34,836        1,297       34,661         (807)       3,564
                                                         ---------    ---------    ---------    ---------    ---------    ---------

Distributions to Shareholders
Distributions from net investment income .............     (14,204)     (25,498)     (14,222)     (29,046)      (1,478)      (2,334)
Distributions from net capital gains .................        --           --           --           --         (1,156)        (424)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Total distributions to shareholders ...............     (14,204)     (25,498)     (14,222)     (29,046)      (2,634)      (2,758)
                                                         ---------    ---------    ---------    ---------    ---------    ---------

Share Transactions
Subscriptions to fund shares .........................     103,633      177,002       47,594      151,635       19,815       39,280
Value of distributions reinvested ....................      10,103       18,599       11,153       21,636        1,446        1,347
Redemptions of fund shares ...........................     (91,881)     (96,267)    (131,272)    (105,755)     (21,914)     (13,444)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) from
      share transactions .............................      21,855       99,334      (72,525)      67,516         (653)      27,183
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets .............      18,001      108,672      (85,450)      73,131       (4,094)      27,989

Total Net Assets
Beginning of period ..................................     437,456      328,784      448,403      375,272       41,471       13,482
                                                         ---------    ---------    ---------    ---------    ---------    ---------
End of period ........................................   $ 455,457    $ 437,456    $ 362,953    $ 448,403    $  37,377    $  41,471
                                                         =========    =========    =========    =========    =========    =========

Analysis of Changes in Shares
   of Beneficial Interest
Subscriptions to fund shares .........................      11,656       19,854        4,821       15,110        1,925        3,593
Issued in reinvestment of distributions ..............       1,136        2,083        1,137        2,154          143          124
Redemptions of fund shares ...........................     (10,333)     (10,792)     (13,424)     (10,526)      (2,105)      (1,224)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) in fund shares ............       2,459       11,145       (7,466)       6,738          (37)       2,493
Shares outstanding at beginning of period ............      48,755       37,610       44,703       37,965        3,772        1,279
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Shares outstanding at end of period ..................      51,214       48,755       37,237       44,703        3,735        3,772
                                                         =========    =========    =========    =========    =========    =========

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
December 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                                SR&F
                                                                         Intermediate                SR&F                SR&F
                                                                                 Bond              Income          High Yield
                                                                            Portfolio           Portfolio           Portfolio
                                                                             --------            --------            --------
Assets
Investments, at market value (cost of $456,776,
   $359,933 and $83,808, respectively) ..............................        $458,917            $359,218            $ 81,715
Accrued interest receivable .........................................           6,191               7,307               1,716
Receivable for investments sold .....................................           6,738               1,240                --
Variation margin receivable on futures ..............................              14                --                  --
Other assets ........................................................             172                   1                --
                                                                             --------            --------            --------
   Total assets .....................................................         472,032             367,766              83,431
                                                                             --------            --------            --------

Liabilities
Payable for investments purchased ...................................          10,063               1,257                --
Payable to investment adviser .......................................             133                 148                  37
Cash overdraft ......................................................            --                    17                   7
Other liabilities ...................................................              13                  10                   9
                                                                             --------            --------            --------
   Total liabilities ................................................          10,209               1,432                  53
                                                                             --------            --------            --------
   Net assets applicable to investors'
      beneficial interests ..........................................        $461,823            $366,334            $ 83,378
                                                                             ========            ========            ========

See accompanying Notes to Financial Statements.

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                         SR&F
                                                                 Intermediate               SR&F               SR&F
                                                                         Bond             Income         High Yield
                                                                    Portfolio          Portfolio          Portfolio
                                                                     --------           --------           --------
Investment Income
Interest income ..................................................   $ 15,997           $ 16,032           $  3,410
                                                                     --------           --------           --------

Expenses
Management fees ..................................................        791              1,005                188
Accounting fees ..................................................         18                 17                 13
Audit and legal ..................................................         12                 12                  8
Trustees' fees ...................................................          6                  6                  2
Other ............................................................         17                 19                 15
                                                                     --------           --------           --------
   Total expenses ................................................        844              1,059                226
                                                                     --------           --------           --------
   Net investment income .........................................     15,153             14,973              3,184
                                                                     --------           --------           --------

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments .......................      3,888             (6,608)            (1,715)
Net realized losses on futures transactions ......................     (3,341)              --                 --
Net change in unrealized appreciation or depreciation
  on investments .................................................     (4,418)            (6,320)            (2,466)
                                                                     --------           --------           --------
   Net losses on investments .....................................     (3,871)           (12,928)            (4,181)
                                                                     --------           --------           --------
Net Increase (Decrease) in Net Assets Resulting
   from Operations ...............................................   $ 11,282           $  2,045           $   (997)
                                                                     ========           ========           ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)
(Unaudited)
                                                          SR&F Intermediate              SR&F Income              SR&F High Yield
                                                            Bond Portfolio                Portfolio                  Portfolio
                                                        Six Months       Period   Six Months       Period   Six Months  Fiscal Year
                                                             Ended        Ended        Ended        Ended        Ended        Ended
                                                          Dec. 31,     June 30,     Dec. 31,     June 30,     Dec. 31,     June 30,
                                                              1998      1998 (a)        1998      1998 (a)        1998         1998
                                                         ---------    ---------    ---------    ---------    ---------    ---------
Operations
Net investment income ................................   $  15,153    $  11,522    $  14,973    $  12,968    $   3,184    $   5,000
Net realized gains (losses) on investments
  and futures transactions ...........................         547        1,053       (6,608)       3,126       (1,715)       3,084
Net change in unrealized appreciation
  or depreciation on investments .....................      (4,418)        (623)      (6,320)      (5,089)      (2,466)        (176)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets
     resulting from operations .......................      11,282       11,952        2,045       11,005         (997)       7,908
                                                         ---------    ---------    ---------    ---------    ---------    ---------

Transactions in Investors' Beneficial Interests
Contributions ........................................      51,199      461,444       11,723      456,478       22,406       40,432
Withdrawals ..........................................     (40,823)     (33,231)     (96,576)     (18,341)     (16,518)      (9,126)
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) from transactions
     in investors' beneficial interests ..............      10,376      428,213      (84,853)     438,137        5,888       31,306
                                                         ---------    ---------    ---------    ---------    ---------    ---------
   Net increase (decrease) in net assets .............      21,658      440,165      (82,808)     449,142        4,891       39,214

Total Net Assets
Beginning of period ..................................     440,165         --        449,142         --         78,487       39,273
                                                         ---------    ---------    ---------    ---------    ---------    ---------
End of period ........................................   $ 461,823    $ 440,165    $ 366,334    $ 449,142    $  83,378    $  78,487
                                                         =========    =========    =========    =========    =========    =========

(a)From commencement of operations on February 2, 1998.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts in thousands)

Note 1. Organization
Stein Roe Intermediate Bond Fund, Stein Roe Income Fund and Stein Roe High Yield Fund are series of Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Intermediate Bond Fund, Income Fund and High Yield Fund invest substantially all of their assets in SR&F Intermediate Bond Portfolio, SR&F Income Portfolio and SR&F High Yield Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of the SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High Yield Portfolio commenced operations on November 1, 1996, in conjunction with High Yield Fund. SR&F Intermediate Bond Portfolio and SR&F Income Portfolio commenced operations on February 2, 1998. At commencement, Intermediate Bond Fund and Income Fund contributed $427,315 and $432,720 in securities and other assets to SR&F Intermediate Bond Portfolio and SR&F Income Portfolio, respectively, in exchange for beneficial ownership of those Portfolios. At February 4, 1998, Stein Roe Advisor Intermediate Bond Fund and Stein Roe Advisor Income Fund each contributed cash of $100 to their respective Portfolios. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At December 31, 1998, Intermediate Bond Fund and Advisor Intermediate Bond Fund owned 99.0% and 1.0%, respectively, of SR&F Intermediate Bond Portfolio; Income Fund owned substantially all of SR&F Income Portfolio; and High Yield Fund and Stein Roe Institutional Client High Yield Fund owned 45.4% and 54.6%, respectively, of SR&F High Yield Portfolio.

Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions and Investment Income
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. None of the Portfolios had when-issued or delayed delivery purchase commitments as of December 31, 1998.

Security Valuations
   All securities are valued as of December 31, 1998. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
  During the six months ended December 31, 1998, SR&F Intermediate Bond Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of its securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the securities being hedged.
   Upon entering into a futures contract, the Portfolio deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F Intermediate Bond Portfolio's portfolio of investments for a summary of open futures contracts at December 31, 1998. No other Portfolios entered into any futures contracts during the period.

Federal Income Taxes
No provision is made for federal income taxes, since (a) the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income tax under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respective percentages of ownership.
   The Funds intend to utilize provisions of federal income tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.
   At June 30, 1998, the Funds had capital loss carryforwards as follows:

                               Year of
Fund               Amount   Expiration
Intermediate
 Bond Fund         $7,831    2003-2005
Income Fund           706         2002

Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Portfolio Composition

Intermediate Bond Portfolio invests primarily in marketable debt securities with an expected average life between three and ten years. Income Portfolio invests principally in medium-quality debt securities. High Yield Portfolio invests primarily in high yield, high-risk medium- and lower-quality debt securities.
   See each Portfolios' portfolio of investments for information regarding individual securities as well as industry diversification. See each Portfolio's Fund Highlights for unaudited information regarding portfolio quality and average maturity.

   Note 4. Trustees' Fees and Transactions with Affiliates
The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The annual rates, as a percentage of average daily net assets, are as follows:

                             Management Fee                   Administrative Fee
Intermediate Bond Fund       N/A                              .150%

SR&F Intermediate Bond       .350%                            N/A
Portfolio

Income Fund                  N/A                              .150% up to $100 million,
                                                              .125% thereafter

SR&F Income Portfolio        .500% up to $100 million,        N/A
                             .475% thereafter

High Yield Fund              N/A                              .150% up to $500 million,
                                                              .125% thereafter

SR&F High Yield Portfolio    .500% up to $500 million,        N/A
Portfolio                    .475% thereafter

   The Adviser also provides fund accounting services.
   The Adviser has agreed to reimburse High Yield Fund for annual expenses in excess of 1.00% of average daily net assets. This commitment expires on October 31, 1999, subject to earlier termination by the Adviser on 30 days notice.
   Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as a subtransfer agent for the Funds.
   Certain officers and trustees of the Trusts are also officers of the Adviser. Compensation is paid to trustees not affiliated with the Adviser. No remuneration was paid to any other trustee or officer of the Trusts.

Note 5. Short-Term Debt
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings during the six months ended December 31, 1998. Note 6. Investment Transactions The aggregate cost of purchases and proceeds from sales of securities or maturities, other than short-term obligations, for the six months ended December 31, 1998, were:
                                                        Purchases          Sales
                                                        ---------      ---------
SR&F Intermediate Bond Portfolio.......................  $501,969       $467,701
SR&F Income Portfolio..................................   298,371        360,646
SR&F High Yield Portfolio..............................   101,891         89,028

Financial Highlights
--------------------------------------------------------------------------------
Intermediate Bond Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                   Six Months
                                                        Ended
                                                     Dec. 31,
                                                         1998                              Years Ended June 30,
                                                   (Unaudited)             1998             1997             1996             1995
                                                   ----------          --------         --------         --------          -------
Net Asset Value,
  Beginning of Period ..........................        $8.97             $8.74          $  8.58          $  8.67          $  8.44
                                                        -----             -----          -------          -------          -------
Income From Investment Operations
   Net investment income .......................          .28               .58              .60              .59              .58
   Net realized and unrealized
      gains (losses)
      on investments ...........................         (.08)              .23              .17             (.10)             .23
                                                        -----             -----          -------          -------          -------
      Total from investment
         operations ............................          .20               .81              .77              .49              .81
                                                        -----             -----          -------          -------          -------
Distributions
   Net investment income .......................         (.28)             (.58)            (.61)            (.58)            (.58)
   Net realized gains ..........................         --                --               --               --               --
                                                        -----             -----          -------          -------          -------
      Total distributions ......................         (.28)             (.58)            (.61)            (.58)            (.58)
                                                        -----             -----          -------          -------          -------
Net Asset Value, End of Period .................        $8.89             $8.97          $  8.74          $  8.58          $  8.67
                                                        =====             =====          =======          =======          =======
Ratio of net expenses to
  average net assets (a) .......................          .75%(c)          0.72%            0.73%            0.70%            0.70%
Ratio of net investment
  income to average
   net assets (b) ..............................         6.35%(c)          6.51%            6.97%            6.79%            6.94%
Portfolio turnover .............................           N/A              138%(d)          210%             202%             162%
Total return (b) ...............................         2.32%             9.51%            9.31%            5.76%           10.11%
Net assets, end of period (000's)  .............     $455,457          $437,456          $328,784        $298,112        $301,733

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.75%, 0.75% and 0.71% for the years ended June 30, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to the Adviser's expense limitation undertaking.
(c)Annualized
(d)Prior to commencement of operations of the Portfolio.

Financial Highlights Continued
--------------------------------------------------------------------------------

Income Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                  Six Months
                                                       Ended
                                                    Dec. 31,
                                                        1998                            Years Ended June 30,
                                                  (Unaudited)              1998               1997            1996            1995
                                                 -----------        -----------        -----------     -----------     -----------
Net Asset Value, Beginning of Period .........   $     10.03        $      9.88        $      9.63     $      9.79     $      9.36
                                                 -----------        -----------        -----------     -----------     -----------
Income From Investment Operations
   Net investment income .....................           .34                .69                .70             .71             .71
   Net realized and unrealized
      gains (losses)
      on investments .........................          (.28)               .15                .25            (.16)            .43
                                                 -----------        -----------        -----------     -----------     -----------
      Total from investment
         operations ..........................           .06                .84                .95             .55            1.14
                                                 -----------        -----------        -----------     -----------     -----------
Distributions
   Net investment income .....................          (.34)              (.69)              (.70)           (.71)           (.71)
                                                 -----------        -----------        -----------     -----------     -----------
Net Asset Value, End of Period ...............   $      9.75        $     10.03        $      9.88     $      9.63     $      9.79
                                                 ===========        ===========        ===========     ===========     ===========
Ratio of net expenses to
    average net assets (a) ...................         0.87%(c)           0.83%              0.84%           0.82%           0.82%
Ratio of net investment
   income to average
   net assets (b) ............................         6.84%(c)           6.89%              7.26%           7.26%           7.55%
Portfolio turnover ...........................          N/A                 59%(d)            138%            135%             64%
Total return (b) .............................         0.61%              8.72%             10.34%           5.70%          12.79%
Net assets, end of period (000's)  ...........   $   362,953        $   448,403        $   375,272     $   309,564     $   174,327

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.85%, 0.88% and 0.85% for the years ended June 30, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to the Adviser's expense limitation undertaking.
(c)Annualized
(d)Prior to commencement of operations of the Portfolio.

Financial Highlights Continued
--------------------------------------------------------------------------------
High Yield Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                            Six Months
                                                                                 Ended                  Year             Period
                                                                              Dec. 31,                 Ended              Ended
                                                                                  1998              June 30,           June 30,
                                                                            (Unaudited)                 1998            1997 (c)
                                                                            ----------            ----------         ----------
Net Asset Value, Beginning of Period ................................       $    11.00            $    10.54         $    10.00
                                                                            ----------            ----------         ----------
Income From Investment Operations
   Net investment income ............................................              .42                   .85                .52
   Net realized and unrealized gains on investments .................             (.67)                  .61                .54
                                                                            ----------            ----------         ----------
     Total from investment operations ...............................             (.25)                 1.46               1.06
                                                                            ----------            ----------         ----------
Distributions
   Net investment income ............................................             (.42)                 (.85)              (.52)
   Net realized gains ...............................................             (.32)                 (.15)           --
                                                                            ----------            ----------         ----------
     Total distributions ............................................             (.74)                (1.00)              (.52)
                                                                            ----------            ----------         ----------
Net Asset Value, End of Period ......................................       $    10.01            $    11.00         $    10.54
                                                                                                                     ==========
Ratio of net expenses to average net assets (a) .....................             1.00%(d)              1.00%              1.00%(d)
Ratio of net investment income to average net assets (b) ............             8.08%(d)              7.79%              8.05%(d)
Total return (b) ....................................................            (2.11%)               14.38%             10.88%
Net assets, end of period (000's) ...................................       $   37,377            $   41,471         $   13,482

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 1.24% for the six months ended
   December 31, 1998, 1.32% for the year ended June 30, 1998 and 2.29% for the period ended June 30, 1997.
(b)Computed giving effect to the Adviser's expense limitation undertaking.
(c)From commencement of operations on November 1, 1996.
(d)Annualized

Financial Highlights Continued
--------------------------------------------------------------------------------
SR&F Intermediate Bond Portfolio
                                                     Six Months
                                                           Ended          Period
                                                        Dec. 31,           Ended
                                                            1998        June 30,
                                                      (Unaudited)        1998 (b)
                                                   -------------      ----------
Select Ratios
Ratio of net expenses to average net assets.........      0.37%(a)      0.39%(a)
Ratio of net investment income to average net assets      6.71%(a)      6.77%(a)
Portfolio turnover rate.............................       108%           86%

(a)Annualized
(b)From commencement of operations on February 2, 1998.

Financial Highlights Continued
--------------------------------------------------------------------------------
SR&F Income Portfolio
                                                      Six Months
                                                           Ended          Period
                                                        Dec. 31,           Ended
                                                            1998        June 30,
                                                      (Unaudited)        1998 (b)
                                                   -------------        ----------
Select Ratios
Ratio of net expenses to average net assets.........      0.51%(a)       0.51%(a)
Ratio of net investment income to average net assets      7.17%(a)       7.23%(a)
Portfolio turnover rate.............................        75%            77%

(a)Annualized
(b)From commencement of operations on February 2, 1998.

Financial Highlights Continued
--------------------------------------------------------------------------------
SR&F High Yield Portfolio
                                                   Six Months
                                                          Ended        Year          Period
                                                       Dec. 31,       Ended           Ended
                                                           1998    June 30,        June 30,
                                                    (Unaudited)        1998         1997 (b)
                                                     ----------    --------        --------
Select Ratios
Ratio of net expenses to average net assets.........    0.60%(a)      0.65%        0.89%(a)
Ratio of net investment income to average net assets    8.48%(a)      8.13%        8.24%(a)
Portfolio turnover rate.............................     127%          426%         168%

(a)Annualized
(b)From commencement of operations on November 1, 1996.

A Guide to Stein Roe Services
--------------------------------------------------------------------------------
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.


Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges

  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.


Redemptions

  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/$100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o  Money Market Fund Check
     Writing -- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares of another
     Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping
  o Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Stein Roe Income Trust
--------------------------------------------------------------------------------
Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Kevin M. Carome, Vice President,
  Assistant Secretary
Kevin Connaughton, Vice President
Timothy Jacoby, Vice President
Michael T. Kennedy, Vice President
Gail Knudsen, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Sharon Robertson, Controller
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Public Auditors

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The Stein Roe Mutual Funds

Fixed Income Funds
     Cash Reserves Fund
     Municipal Money Market Fund
     Intermediate Municipals Fund
     Managed Municipals Fund
     High-Yield Municipals Fund
     Intermediate Bond Fund
     Income Fund
     High Yield Fund


Equity Funds
     Balanced Fund
     Growth & Income Fund
     Growth Stock Fund
     Young Investor Fund
     Growth Opportunities Fund
     Special Fund
     Large Company Focus Fund
     Special Venture Fund
     Capital Opportunities Fund
     International Fund
     Small Company Growth Fund
                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                        Boston, Massachusetts 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

                         Liberty Funds Distributor, Inc.

                                   BD12A 2/99